EXHIBIT 4.1


            Consent of Independent Registered Public Accounting Firm



We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated May 31, 2006 in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Claymore Securities Defined Portfolios, Series 197, GNMA Portfolio, Series 16 dated June 28, 2006.



                                                          /s/ Grant Thornton LLP


Chicago, Illinois
June 28, 2006